INCOME TAXES	12 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 11 - INCOME TAXES

The Company accounts for income taxes under ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

The components of income tax expense for the years ended March 31, 2024 and 2023 consist of the following:

	2024	2023
Federal statutory rate	21.0%	21.0%
State taxes, net of federal benefit	-	-
Permanent differences	0.9%	4.6%
Valuation allowance	(21.9)%	(25.6)%
Effective rate	0.0%	0.0%

Significant components of the Company’s deferred tax assets as of March 31, 2024 and 2023 are summarized below.

	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$17,600,000	$8,900,000
Other	1,206,000	(279,000)
Total deferred tax asset	18,806,000	8,621,000
Valuation allowance	(18,806,000)	(8,621,000)
Total	$-	$-

As of March 31, 2024, the Company had approximately $83,800,000 of federal net operating loss carry forwards. The carry forwards beginning in tax years 2018 are allowed to be carried forward indefinitely and are to be limited to 80% of the taxable income. Future utilization of the net operating loss carry forwards is subject to certain limitations under Section 382 of the Internal Revenue Code. The Company believes that the issuance of its common stock in exchange for Multiplayer Online Dragon, Inc. on January 30, 2015 resulted in an “ownership change” under the rules and regulations of Section 382. Accordingly, the Company’s ability to utilize their net operating losses generated prior to this date is limited to approximately $282,000 annually.

To the extent that the tax deduction is included in a net operating loss carry forward and is in excess of amounts recognized for book purposes, no benefit will be recognized until the loss carry forward is recognized. Upon utilization and realization of the carry forward, the corresponding change in the deferred asset and valuation allowance will be recorded as additional paid-in capital.

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance against the net deferred tax asset due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying financial statements. The Company’s net deferred tax asset and valuation allowance increased by $10,185,000 and $2,949,000 in the years ended March 31, 2024 and 2023, respectively.

The Company reviewed all income tax positions taken or that they expect to be taken for all open years and determined that the income tax positions are appropriately stated and supported for all open years. The Company is subject to U.S. federal income tax examinations by tax authorities for tax years after 2017 due to unexpired net operating loss carryforwards originating in and subsequent to that year. The Company may be subject to income tax examinations for the various taxing authorities which vary by jurisdiction.